UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2015

QUEST PATENT RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	33-18099-NY	11-2873662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Ave., Suite 206S, Rye, NY	10580-1411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 743-7577

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Summary

On October 22, 2015, Quest Patent Research Corporation (the “Company”) entered into a series of agreements with United Wireless Holdings, Inc. (“United”) pursuant to which, at the closing held contemporaneously with the execution of the agreements on October 22, 2015:

(i)	Pursuant to a securities purchase agreement between the Company and five of its subsidiaries (Quest Licensing Corporation, Wynn Technologies, Inc., Mariner IC Inc., Semcon IP Inc., and IC Kinetics Inc.), the Company issued to United its 10% promissory note in the principal amount of $1,250,000 due September 30, 2020, for which the Company received $1,250,000. The terms of the Note are described under “Promissory Notes.”

(ii)	Pursuant to the securities purchase agreement, the Company sold to United 50,000,000 shares of its common stock for $250,000, or $0.005 per share.

(iii)	Pursuant to the securities purchase agreement, the Company granted United an option to purchase a total of 50,000,000 shares, with exercise prices of $0.01 per share as to 16,666,667 shares, which may be exercised from September 30, 2016 through September 30, 2020, $0.03 per share as to 16,666,667 shares, which may be exercised from September 30, 2017 through September 30, 2020, and $0.05 per share as to 16,666,666 shares, which may be exercised from September 30, 2018 through September 30, 2020.

(iv)	The Company used $1,000,000 of the proceeds it received from United as the first payment of a $3,000,000 purchase price for an intellectual property portfolio which it purchased from Intellectual Ventures Assets 16 LLC (“Intellectual Ventures”) contemporaneously with the closing of the United agreements pursuant to a patent sale agreement (the “IV Agreement”) with an effective date of July 8, 2015, as amended, between the Company and Intellectual Ventures. The IV Agreement is described under “Agreement with Intellectual Ventures” and Item 2.01.

(v)	United agreed to make loans to the Company for payment of the second and third $1,000,000 payments due to Intellectual Ventures on September 30, 2016 and 2017 pursuant to the IV Agreement, regardless of whether the Company is in compliance with its obligations under the securities purchase agreement or the other agreements with United. United has the right to make such payments directly to Intellectual Ventures.

(vi)	United agreed to make working capital loans to the Company, subject to the Company’s meeting standard closing conditions, in the aggregate amount of $1,000,000 in eight quarterly loans of $125,000, commencing September 30, 2016.

(vii)	In the event that certain events of default, which are called Conversion Eligible Events of Default, have occurred and are continuing on the date a $1,000,000 payment is due to Intellectual Ventures, United shall have the obligation to make the payment, and immediately upon the United’s payment to Intellectual Ventures, the Company shall be deemed to have assigned, transferred and conveyed to United and/or its nominee full, absolute and unconditional title to and ownership of the stock of Mariner, Semcon and IC, and the Company’s obligation on the notes, to the extent that the notes relate to the payment of the purchase price of the patents from Intellectual Venture, terminate, and United will have no further obligation to make working capital loans to the Company. These three subsidiaries hold the patents that were acquired from Intellectual Ventures.

(viii)	The Company and the subsidiaries named above entered into a monetization proceeds agreement pursuant to which United received the right to receive 15% of the net monetization proceeds received from (i) the patents acquired by the Company from Intellectual Ventures and (ii) the patents in the Company’s mobile data and financial data intellectual property portfolios;

(ix)	The Company’s obligations under its agreements with United, including its obligations under the notes and the monetization proceeds agreement, are secured by a pledge of the stock of Mariner, Semcon and IC and by the proceeds from the intellectual property represented by (i) the patents acquired from Intellectual Ventures and (ii) the intellectual property in the mobile data and financial data portfolios.

(x)	Five of the Company’s subsidiaries, Quest Licensing, Wynn, Mariner, Semcon, and IC, guaranteed the Company’s obligations to United.

(xi)	The Company granted United certain registration rights with respect to (i) the 50,000,000 shares of common stock purchased by United at the closing, (ii) the 50,000,000 shares of common stock issuable upon exercise of the purchase options, and (iii) in the event that the notes become convertible, to the extent that the note holders request, the shares of common stock issuable upon conversion of the notes.

(xii)	The Company agreed that, within 135 days from the closing date (i.e., by March 2, 2016), the Company would increase its authorized common stock from 390,000,000 shares to 1,250,000,000 shares, and, in the event that, in the future, the number of authorized shares of common stock is not sufficient to enable the full conversion of the notes, the Company will have 135 days to increase the common stock (or effect a reverse split or a combination of an increase in the authorized common stock and a reverse split) so that there will be sufficient shares of common stock available for full conversion of the notes. United agreed to vote its shares or give its consent in connection with any such increase in authorized common stock.

(xiii)	The Company has agreed with United that, as long as United’s stockholding in the Company exceed 10%, United has the right to designate one member of the board of directors and at such time and for as long as United’s stockholdings exceed 24.9%, United may nominate a second director to the board. Unless a Conversion Eligible Event of Default shall have occurred, United agreed not to seek to elect a majority of the board for a period of at least three years from the closing date. The Company agreed that the size of the board would not exceed five.

(xiv)	Commencing six months from the closing date, if the shares owned by United cannot be sold pursuant to a registration statement and cannot be sold pursuant to Rule 144 without the Company being in compliance with the current public information requirements of Rule 144, if the Company is not in compliance with the current public information requirements, the Company is required to pay damages to United.

The Company has filed the securities purchase agreement, the note issued at the closing, the monetization proceeds agreement, the patent proceeds security agreement, the pledge and security agreement, the registration rights agreement and the IV Agreement as exhibits to this Form 8-K. The description of these agreements in this Form 8-K are summaries only and are qualified in their entireties by the agreements filed as exhibits.

Promissory Notes

The promissory notes bear interest at 10% per annum and mature on September 30, 2020. Interest accrues through September 30, 2017, with accrued interest being added to principal on each of September 30, 2016, 2017 and 2018. Subsequent to September 30, 2018, the Company is to pay interest quarterly, with the first interest payment being due on December 31, 2018. The Company has the right to prepay the notes in whole at any time and in part from time to time. Although the notes have no conversion rights, if a Conversion Eligible Event of Default occurs, the notes becomes convertible at a conversion price equal to 90% of the closing sale price of the Company’s common stock on the principal market on which the common stock is trading on the trading day immediately preceding the date the holder gives notice of conversion. The Company does not presently have sufficient common stock available for issuance in the event the notes become convertible. Although the Company has agreed to increase its authorized common stock to 1,250,000,000 shares not later than 135 days after the October 22, 2015 closing date, the Company cannot give any assurance that even if the authorized common stock is increased to 1,250,000,000 shares, that such number of shares would be sufficient to permit conversion of the notes in full if a Conversion Eligible Event of Default should occur. The Company is required to have reserved from its authorized and unissued common stock 130% of the number of shares of common stock as shall be necessary for issuance upon conversion of the notes.

Conversion Eligible Events of Default include the breach of selected representations and warranties and covenants contained in the securities purchase agreement and the note. Although the observance of these covenants is within the control of the Company, one of the provisions which would trigger a Conversion Eligible Event of Default is the failure of the Company to increase its authorized common stock within 135 days of the closing date.

The occurrence of a Conversion Eligible Event of Default would not only make the notes convertible but, if it exists on the date a $1,000,000 payment is due to Intellectual Ventures, it would permit United to take title to the stock of the three subsidiaries which own the patents acquired from Intellectual Ventures.

The holders of the notes also have the right to demand redemption of the notes at 110% of the principal amount of the note in the event of a change of control of the Company.

Monetization Proceeds Agreement

Pursuant to the monetization proceeds agreement, United has a right to receive 15% of the net monetization proceeds from (i) the patents acquired by the Company from Intellectual Ventures and (ii) the patents in the Company’s mobile data and financial data intellectual property portfolios. The agreement has no termination provisions, so United will be entitled to its percentage interest as long as revenue can be generated from the intellectual property covered by the agreement.

Net monetization proceeds represent the amount by which any consideration received from the patents, including royalty payments and amounts received as a result of litigation relating to the patents exceeds monetization expenses, including legal fees, and certain other expenses, but not operating expenses not relating to the monetization activities, including patent litigation. The percentage payable with respect to monetization proceeds from the mobile data and financial data intellectual property (but not the patents acquired from Intellectual Ventures) is reduced in the event that United breaches its agreement to make working capital loans pursuant to the securities purchase agreement.

Grant of Security Interest

Payment of the notes and the Company’s and its subsidiaries’ obligations under the monetization proceeds agreement as well as the other obligations under the agreements with United is secured by a security interest in all proceeds (from litigation or otherwise) from the (i) the patents acquired from Intellectual Ventures and (ii) the intellectual property in the mobile data and financial data portfolios, and a pledge of the stock of the three subsidiaries which hold the patents acquired from Intellectual Ventures. The security interest in the proceeds from the patents acquired from Intellectual Ventures is junior to the security interest held by Intellectual Ventures in the patents and proceeds thereof which were acquired by the Company from Intellectual Ventures as security for the payment of the $2,000,000 balance of the purchase price of the patents. The security interest in proceeds from the patents relating to the Company’s mobile data portfolio is junior to the security interest held by Longford Capital Fund I, LP, which is providing litigation funding relating to this portfolio.

Registration Rights Agreement

Pursuant to a registration rights agreement, the Company agreed to file a registration statement with the SEC covering the 50,000,000 shares of common stock issued to United at the closing and the 50,000,000 shares of common stock issuable upon exercise of the purchase option. The Company is required to file the registration statement within 60 days of the October 22, 2015 closing, which is December 21, 2015, and have the registration statement declared effective by the SEC within 120 days of the closing if the registration statement is not subject to a full review by the SEC and 180 days if the registration statement is subject to a full review. The Company is also required to file a registration statement covering the shares issuable upon conversion of the notes upon request by the note holders. The notes do not become convertible until and unless there is a Conversion Eligible Event of Default. The registration rights agreements provides for the Company to pay damages in the event that the Company does not meet the required deadlines.

Agreement with Intellectual Ventures

Pursuant to the IV Agreement, the Company agreed to acquire the patent rights described in Item 2.01. The agreement required the Company to provide Intellectual Ventures with a funding commitment reasonably satisfactory to Intellectual Ventures.

The agreement provides for a purchase price of $3,000,000, of which $1,000,000 was paid on the closing of financing with United and the remaining $2,000,000 in installments due 30 days after the first and second anniversaries of the closing. The Company’s obligation to make the payments are secured by a security interest in the patents transferred and proceeds thereof which is senior to the lien of United in the proceeds from these patents.

Item 2.01. Completion of Acquisition or Disposition of Assets

Pursuant to the IV Agreement, the Company acquired three groups of patents from Intellectual Ventures for a purchase price of $3,000,000. The patents were acquired by the Company and transferred to three newly formed subsidiaries -- Mariner, Semcon, and IC.

The patents acquired by Mariner consist of two United States patents which relate to technology for incorporating metal structures in the corners and edges of semiconductor dies to prevent cracking from stresses. These patents are referred to as the anchor structure portfolio.

The patents acquired by Semcon consist of four United States patents that cover fundamental technology for adjusting the processor clock and voltage to save power based on the operating characteristics of the processor and one United States patent that relates to coordinating direct bus communications between subsystems in an assigned channel. These patents are referred to as the power management/ bus control portfolio.

The patents acquired by IC consist of two United States patents and two pending continuation applications which cover technology relating to on-chip temperature measurement for semiconductors. These patents and applications are referred to as the diode on chip portfolio.

The following table sets forth information concerning the patents we acquired from Intellectual Ventures. Each patent listed in the table below that has been granted is publicly accessible on the Internet website of the U.S. Patent and Trademark Office at www.uspto.gov.

Subsidiary	Type	Number	Title	File Date	Issue / Publication Date	Expiration
Mariner	US Patent	5,650,666	Method and apparatus for preventing cracks in semiconductor die	11/22/1995	7/22/1997	11/22/2015

Mariner	US Patent	5,846,874	Method and apparatus for preventing cracks in semiconductor die	2/28/1997	12/8/1998	11/22/2015

Semcon	US Patent	7,100,061	Adaptive power control	1/18/2000	8/29/2006	1/18/2020

Semcon	US Patent	7,596,708	Adaptive power control	4/25/2006	9/29/2009	1/18/2020

Semcon	US Patent	8,566,627	Adaptive power control	7/14/2009	10/22/2013	1/18/2020

Semcon	US Patent	8,806,247	Adaptive power control	12/21/2012	8/12/2014	1/18/2020

Semcon	PCT Application	PCT/US2001/001684	Adaptive power control	1/16/2001	7/26/2001	N/A

Semcon	Reexam Certificate	7,100,061C1	Adaptive power control	6/13/2007	8/4/2009	N/A

Semcon	US Patent	5,978,876	System and method for controlling communications between subsystems	4/14/1997	11/2/1999	4/14/2017

IC	US Patent	7,118,273	System for on-chip temperature measurement in integrated circuits	4/10/2003	10/10/2006	4/10/2023

IC	US Patent	7,108,420	System for on-chip temperature measurement in integrated circuits	10/7/2004	9/19/2006	4/10/2023

IC	US Application	13/243,976	System for on-chip temperature measurement in integrated circuits	9/23/2011	1/19/2012	N/A
IC	US Application	11/524,526	System for on-chip temperature measurement in integrated circuits	9/19/2006	N/A	N/A

IC	US Application	10/824,702	System for on-chip temperature measurement in integrated circuits	4/14/2004	N/A	N/A

Item 3.02. Unregistered Sales of Equity Securities

The issuance of 50,000,000 shares of common stock, the grant of the purchase option to purchase an additional 50,000,000 shares of common stock and the issuance of the promissory note to United, as described in Item 1.01, is exempt from registration pursuant to the Securities Act pursuant to Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. United is an accredited investor and is acquiring the securities for its own account and not with a view to the sale or distribution thereof. The certificates for the securities bear an investment legend. No underwriter or broker participated in or received compensation in connection with the sale of securities to United.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Number	Description
99.1	Securities Purchase Agreement, dated as of October 22, 2015 among the Company, Quest Licensing Corporation, Wynn Technologies, Inc., Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc. and United Wireless Holdings, Inc.
99.2	Promissory note due September 30, 2020 issued by the Company in the principal amount of $1,250,000.
99.3	Monetization Proceeds Agreement, dated as of October 22, 2015 among the Company, Quest Licensing Corporation, Wynn Technologies, Inc., Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc. and United Wireless Holdings, Inc.
99.4	Patent Proceeds Security Agreement, dated as of October 22, 2015 among the Company, Quest Licensing Corporation, Wynn Technologies, Inc., Mariner IC Inc., Semcon IP Inc., IC Kinetics Inc. and United Wireless Holdings, Inc.
99.5	Pledge and Security Agreement, dated as of October 22, 2015 between the Company and United Wireless Holdings, Inc.
99.6	Registration Rights Agreement, dated as of October 22, 2016 between the Company and United Wireless Holdings, Inc.
99.7	Patent Sale Agreement, effective July 8, 2015 between Intellectual Ventures Assets 16 LLC and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST PATENT RESEARCH CORPORATION
(Registrant)

Date: October 28, 2015	/s/ Jon C. Scahill
By: Jon C. Scahill
Title: Chief Executive Officer